DUFF & PHELPS REPORTS
THIRD QUARTER 2009 FINANCIAL RESULTS
AND DECLARES QUARTERLY DIVIDEND

RECENT HIGHLIGHTS

•	Third quarter revenues excluding reimbursable expenses of $93.2 million and adjusted EBITDA(1) of $16.5 million, representing a 17.7% margin

•	Third quarter adjusted pro forma net income per share(1) of $0.22

•	Declares quarterly dividend of $0.05 per share of Class A common stock

NEW YORK, November 3, 2009 – Duff & Phelps Corporation (NYSE: DUF), a leading independent provider of financial advisory and investment banking services, today announced financial results for its third quarter of 2009 and declared a quarterly dividend.

Results

For the quarter ended September 30, 2009, Duff & Phelps generated revenues excluding reimbursable expenses of $93.2 million, compared to $96.3 million for the corresponding prior year quarter.  Adjusted EBITDA(1) for the quarter was $16.5 million, representing 17.7% of revenues excluding reimbursable expenses, compared to $15.8 million for the corresponding prior year quarter, representing 16.4% of revenues excluding reimbursable expenses.  Fully diluted net income per share of Class A common stock was $0.14, compared to $0.01 for the corresponding prior year quarter.  Adjusted pro forma net income(1) was $8.4 million, or $0.22 per share on a fully exchanged, fully diluted basis, compared to $7.4 million, or $0.22 per share, for the corresponding prior year quarter.

For the nine months ended September 30, 2009, Duff & Phelps generated revenues excluding reimbursable expenses of $272.6 million, compared to $287.3 million for the corresponding prior year period.  Adjusted EBITDA(1) for the period was $48.5 million, representing 17.8% of revenues excluding reimbursable expenses, compared to $52.9 million for the corresponding prior year period, representing 18.4% of revenues excluding reimbursable expenses.  Fully diluted net income per share of Class A common stock was $0.35, compared to $0.20 for the corresponding prior year period. Adjusted pro forma net income(1) was $23.4 million, or $0.64 per share on a fully exchanged, fully diluted basis, compared to $26.1 million, or $0.76 per share, for the corresponding prior year period.

“I am pleased with our overall results for the third quarter and the growth we continue to experience in certain parts of our business,” commented Noah Gottdiener, chairman and chief executive officer.  “We look forward to a sustained rebound in the overall M&A environment and believe that we are beginning to see early positive signs to support an increase in transactional activity.”

“Growth in our restructuring, portfolio valuation, dispute and tax businesses demonstrates our ability to deliver value to our clients in both challenging and recovering market conditions,” said Gerry Creagh, president.  “At the same time, we continue to maintain discipline in terms of direct costs and SG&A to deliver value to our shareholders.”

Declaration of Quarterly Dividend

The Company also announced today that its board of directors has declared a quarterly dividend of $0.05 per share on its outstanding Class A common stock.  The dividend is payable on December 4, 2009 to shareholders of record on November 24, 2009.

(1)	Adjusted EBITDA, adjusted pro forma net income and adjusted pro forma net income per share are non-GAAP financial measures. See definitions and disclosures herein.

Earnings Call Webcast

As previously announced, Duff & Phelps will host a conference call today, November 3, 2009, at 4:30 p.m. EST to discuss the Company’s financial results.  Interested parties can access the webcast for this call through http://ir.duffandphelps.com/events.cfm.

About Duff & Phelps

As a leading global independent provider of financial advisory and investment banking services, Duff & Phelps delivers trusted advice to our clients principally in the areas of valuation, transactions, financial restructuring, dispute and taxation.  Our world class capabilities and resources, combined with an agile and responsive delivery, distinguish our clients' experience in working with us.  With more than 1,200 employees serving clients worldwide through offices in North America, Europe and Asia, Duff & Phelps is committed to fulfilling its mission to protect, recover and maximize value for its clients. Investment banking services in North America are provided by Duff & Phelps Securities, LLC.  Investment banking services in Europe are provided by Duff & Phelps Securities Ltd. Duff & Phelps Securities Ltd. is authorized and regulated by the Financial Services Authority.  Investment Banking services in France are provided by Duff & Phelps SAS.  For more information, visit www.duffandphelps.com. (NYSE: DUF)

Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP financial measure and is reconciled as follows (in thousands):

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008
Revenues (excluding reimbursable expenses)	$93,240	$96,314	$272,558	$287,268

Net income attributable to Duff & Phelps Corporation	$3,452	$153	$6,951	$2,828
Net income attributable to the noncontrolling interest	4,136	2,165	12,417	13,204
Provision for income taxes	2,999	1,348	7,532	6,343
Other expense/(income), net	124	736	2,919	1,823
Depreciation and amortization	2,594	2,446	7,712	6,903
Equity-based compensation associated with Legacy Units and IPO Options	3,229	8,705	10,963	21,021
Acquisition retention expenses	-	206	-	782

Adjusted EBITDA	$16,534	$15,759	$48,494	$52,904

Adjusted EBITDA as a percentage of revenues	17.7%	16.4%	17.8%	18.4%

Adjusted EBITDA is a non-GAAP financial measure. We believe that Adjusted EBITDA provides a relevant and useful alternative measure of our ongoing profitability and performance, when viewed in conjunction with GAAP measures, as it adjusts net income attributable to Duff & Phelps Corporation for (a) interest expense and depreciation and amortization (a significant portion of which relates to debt and capital investments that have been incurred as the result of acquisitions and investments in stand-alone infrastructure which we do not expect to incur at the same levels in the future), (b) equity-based compensation associated with the Legacy Units a significant portion of which is due to certain one-time grants associated with predecessor acquisitions and IPO Options, (c) acquisition retention expenses which are related to deferred payments associated with prior acquisitions, and (d) net income attributable to the noncontrolling interest.

Given the level of acquisition activity during the period prior to the Company’s initial public offering (“Predecessor”), and related capital investments and one time equity grants associated with acquisitions during the Predecessor period (which we do not expect to incur at the same levels in periods subsequent to the Company’s initial public offering) and the IPO, and our belief that, as a professional services organization, our operations are not capital intensive on an ongoing basis, we believe the Adjusted EBITDA measure, in addition to GAAP financial measures, provides a relevant and useful benchmark for investors, in order to assess our financial performance and comparability to other companies in our industry. The Adjusted EBITDA measure is utilized by our senior management to evaluate our overall performance and operating expense characteristics and to compare our performance to that of certain of our competitors. A measure similar to Adjusted EBITDA is the principal measure that determines the compensation of our senior management team. In addition, a measure similar to Adjusted EBITDA is a key measure that determines compliance with certain financial covenants under our current credit facility. Management compensates for the inherent limitations associated with using the Adjusted EBITDA measure through disclosure of such limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net income or loss. Furthermore, management also reviews GAAP measures, and evaluates individual measures that are not included in Adjusted EBITDA such as our level of capital expenditures, equity issuance and interest expense, among other measures.

Adjusted EBITDA, as defined by the Company, consists of net income attributable to Duff & Phelps Corporation before (a) net income attributable to the noncontrolling interest, (b) provision for income taxes, (c) other expense/(income), net, (d) depreciation and amortization, (e) acquisition retention expenses, and (f) equity-based compensation associated with Legacy Units and IPO Options included in (i) compensation and benefits and (ii) selling, general and administrative expenses.

Adjusted pro forma net income, as defined by Duff & Phelps, consists of Adjusted EBITDA (as defined above), less depreciation and amortization, interest income and expense (excluding a non-recurring charge from the repayment and subsequent termination of our former credit agreement), other income and pro forma corporate income tax applied at an assumed rate as specified in the calculations (such assumed pro forma corporate income tax rate may fluctuate between periods and may include true-ups relating to prior periods, based on management estimates and judgments). Adjusted pro forma net income per share, as defined by Duff & Phelps, consists of adjusted pro forma net income divided by the weighted average number of the Company's Class A and Class B shares for the applicable period, giving effect to the dilutive impact, if any, of stock options and restricted stock awards.

Both Adjusted EBITDA and adjusted pro forma net income are non-GAAP financial measures which are not prepared in accordance with, and should not be considered alternatives to, measurements required by GAAP, such as operating income, net income or loss, net income or loss per share, cash flow from continuing operating activities or any other measure of performance or liquidity derived in accordance with GAAP.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures.  In addition, it should be noted that companies calculate Adjusted EBITDA and adjusted pro forma net income differently and, therefore, Adjusted EBITDA and adjusted pro forma net income as presented for us may not be comparable to Adjusted EBITDA and adjusted pro forma net income reported by other companies.

Disclosure Regarding Forward-Looking Statements

Statements in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), which reflect the Company’s current views with respect to, among other things, future events and financial performance. The Company generally identifies forward looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this discussion are based upon our historical performance and on our current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us, or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and the risk factors section that are included in our Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission (“SEC”) on February 26, 2009 (“2008 Form 10-K”); any subsequent filings of our Quarterly Reports on Form 10-Q; and other filings with the SEC, including the Current Report on Form 8-K filed on October 16, 2009 which adjusts certain parts of our 2008 Form 10-K to reflect changes arising from (i) the adoption of new accounting standards, (ii) changes in the Company’s segment reporting that were effective January 1, 2009, and (iii) material subsequent events. The forward-looking statements included in this press release are made only as of the date of this filing with the SEC. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Investor and Media Relations

Marty Dauer
+ 1 212 871 7700
investor.relations@duffandphelps.com

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008

Revenues	$93,240	$96,314	$272,558	$287,268
Reimbursable expenses	3,394	2,781	8,057	7,946
Total revenues	96,634	99,095	280,615	295,214

Direct client service costs
Compensation and benefits (including $4,294 and $7,551 of equity-based compensation for the three months ended September 30, 2009 and 2008, respectively, and $13,631 and $17,182 for the nine months ended September 30, 2009 and 2008, respectively)	52,287	57,280	155,115	166,276
Other direct client service costs	2,954	2,410	5,801	5,828
Acquisition retention expenses	-	206	-	782
Reimbursable expenses	3,468	2,813	8,120	7,926
Subtotal	58,709	62,709	169,036	180,812

Operating expenses
Selling, general and administrative expenses (including $2,018 and $2,845 of equity-based compensation for the three months ended September 30, 2009 and 2008, respectively, and $5,574 and $8,164 for the nine months ended September 30, 2009 and 2008, respectively)	24,620	29,538	74,048	83,301
Depreciation and amortization	2,594	2,446	7,712	6,903
Subtotal	27,214	31,984	81,760	90,204

Operating income	10,711	4,402	29,819	24,198

Other expense/(income)
Interest income	(17)	(90)	(34)	(654)
Interest expense	91	847	1,079	2,569
Loss on early extinguishment of debt	-	-	1,737	-
Other expense	50	(21)	137	(92)
Subtotal	124	736	2,919	1,823

Income before income taxes	10,587	3,666	26,900	22,375

Provision for income taxes	2,999	1,348	7,532	6,343

Net income	7,588	2,318	19,368	16,032

Less: Net income attributable to noncontrolling interest	4,136	2,165	12,417	13,204

Net income attributable to Duff & Phelps Corporation	$3,452	$153	$6,951	$2,828

Weighted average shares of Class A common stock outstanding
Basic	21,625	13,299	17,517	13,166
Diluted	22,448	13,673	18,197	13,397

Net income per share attributable to stockholders of Class A common stock of Duff & Phelps Corporation (Note 5)
Basic	$0.15	$0.01	$0.37	$0.20
Diluted	$0.14	$0.01	$0.35	$0.20

Cash dividends declared per common share	$0.05	$-	$0.10	$-

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
YEAR-OVER-YEAR SUMMARY OF REVENUE BY SEGMENT
(In thousands)
(Unaudited)

									Variance		Variance
	2008				2009				Q3 2008 vs Q3 2009		YTD 2008 vs YTD 2009
	Q1	Q2	Q3	Total	Q1	Q2	Q3	Total	Dollar	Percent	Dollar	Percent
Financial Advisory
Valuation Advisory	$46,861	$45,699	$43,777	$136,337	$40,370	$33,772	$29,692	$103,834	$(14,085)	-32.2%	$(32,503)	-23.8%
Tax Services	8,889	11,852	12,700	33,441	10,878	11,972	15,045	37,895	2,345	18.5%	4,454	13.3%
Dispute & Legal Management Consulting	5,687	7,909	8,545	22,141	9,643	12,162	12,897	34,702	4,352	50.9%	12,561	56.7%
	61,437	65,460	65,022	191,919	60,891	57,906	57,634	176,431	(7,388)	-11.4%	(15,488)	-8.1%

Corporate Finance Consulting
Portfolio Valuation	2,382	4,240	5,010	11,632	6,295	4,338	5,858	16,491	848	16.9%	4,859	41.8%
Financial Engineering	3,318	4,271	3,068	10,657	4,148	5,159	5,201	14,508	2,133	69.5%	3,851	36.1%
Strategic Value Advisory	2,262	3,302	3,315	8,879	2,620	3,588	4,034	10,242	719	21.7%	1,363	15.4%
Due Diligence	4,460	3,590	3,818	11,868	1,553	1,893	2,352	5,798	(1,466)	-38.4%	(6,070)	-51.1%
	12,422	15,403	15,211	43,036	14,616	14,978	17,445	47,039	2,234	14.7%	4,003	9.3%

Investment Banking
Global Restructuring Advisory	2,834	4,047	4,825	11,706	5,578	8,614	11,038	25,230	6,213	128.8%	13,524	115.5%
Transaction Opinions	10,928	10,078	6,367	27,373	6,101	6,180	2,714	14,995	(3,653)	-57.4%	(12,378)	-45.2%
M&A Advisory	5,532	2,813	4,889	13,234	2,079	2,375	4,409	8,863	(480)	-9.8%	(4,371)	-33.0%
	19,294	16,938	16,081	52,313	13,758	17,169	18,161	49,088	2,080	12.9%	(3,225)	-6.2%

Total revenues	$93,153	$97,801	$96,314	$287,268	$89,265	$90,053	$93,240	$272,558	$(3,074)	-3.2%	$(14,710)	-5.1%

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
SEQUENTIAL SUMMARY OF REVENUE BY SEGMENT
(In thousands)
(Unaudited)

	2008					2009
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Total
Financial Advisory
Valuation Advisory	$46,861	$45,699	$43,777	$42,462	$178,799	$40,370	$33,772	$29,692	$103,834
Tax Services	8,889	11,852	12,700	11,524	44,965	10,878	11,972	15,045	37,895
Dispute & Legal Management Consulting	5,687	7,909	8,545	7,264	29,405	9,643	12,162	12,897	34,702
	61,437	65,460	65,022	61,250	253,169	60,891	57,906	57,634	176,431

Corporate Finance Consulting
Portfolio Valuation	2,382	4,240	5,010	3,592	15,224	6,295	4,338	5,858	16,491
Financial Engineering	3,318	4,271	3,068	3,838	14,495	4,148	5,159	5,201	14,508
Strategic Value Advisory	2,262	3,302	3,315	3,130	12,009	2,620	3,588	4,034	10,242
Due Diligence	4,460	3,590	3,818	2,898	14,766	1,553	1,893	2,352	5,798
	12,422	15,403	15,211	13,458	56,494	14,616	14,978	17,445	47,039

Investment Banking
Global Restructuring Advisory	2,834	4,047	4,825	5,947	17,653	5,578	8,614	11,038	25,230
Transaction Opinions	10,928	10,078	6,367	8,812	36,185	6,101	6,180	2,714	14,995
M&A Advisory	5,532	2,813	4,889	4,741	17,975	2,079	2,375	4,409	8,863
	19,294	16,938	16,081	19,500	71,813	13,758	17,169	18,161	49,088

Total revenues	$93,153	$97,801	$96,314	$94,208	$381,476	$89,265	$90,053	$93,240	$272,558

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
SEQUENTIAL SUMMARY OF REVENUE AND OPERATING INCOME BY SEGMENT
(In thousands)
(Unaudited)

	2008					2009
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Total
Segment Revenues
Financial Advisory	$61,437	$65,460	$65,022	$61,250	$253,169	$60,891	$57,906	$57,634	$176,431
Corporate Finance Consulting	12,422	15,403	15,211	13,458	56,494	14,616	14,978	17,445	47,039
Investment Banking	19,294	16,938	16,081	19,500	71,813	13,758	17,169	18,161	49,088
	$93,153	$97,801	$96,314	$94,208	$381,476	$89,265	$90,053	$93,240	$272,558

Segment Operating Income
Financial Advisory	$9,455	$11,455	$8,717	$13,189	$42,816	$10,349	$10,339	$8,855	$29,543
Corporate Finance Consulting	2,901	3,760	3,080	3,479	13,220	3,252	3,178	5,389	11,819
Investment Banking	6,377	3,145	3,994	4,157	17,673	1,543	3,288	2,364	7,195
	$18,733	$18,360	$15,791	$20,825	$73,709	$15,144	$16,805	$16,608	$48,557

Reconciliation
Segment Operating Income	$18,733	$18,360	$15,791	$20,825	$73,709	$15,144	$16,805	$16,608	$48,557
Net client reimbursable expenses	59	(7)	(32)	(97)	(77)	22	(11)	(74)	(63)
Equity-based compensation associated with Legacy Units and IPO Options	(6,269)	(6,047)	(8,705)	(3,885)	(24,906)	(3,253)	(4,481)	(3,229)	(10,963)
Depreciation and amortization	(2,176)	(2,281)	(2,446)	(2,913)	(9,816)	(2,562)	(2,556)	(2,594)	(7,712)
Acquisition retention expense	(310)	(266)	(206)	(11)	(793)	-	-	-	-
Operating Income	$10,037	$9,759	$4,402	$13,919	$38,117	$9,351	$9,757	$10,711	$29,819

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
OTHER QUARTERLY OPERATING DATA BY SEGMENT
(In thousands)
(Unaudited)

	2008					2009
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	YTD
Average Client Service Professionals
Financial Advisory	665	671	701	715	688	700	658	642	668
Corporate Finance Consulting	112	126	137	135	127	131	134	133	133
Investment Banking	102	118	125	131	119	136	135	130	134
	879	915	963	981	934	967	927	905	935

End of Period Client Service Professionals
Financial Advisory	681	663	722	710		681	640	641
Corporate Finance Consulting	124	125	142	131		130	136	131
Investment Banking	109	121	129	134		137	131	130
	914	909	993	975		948	907	902

	2008					2009
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	YTD
Average Managing Directors
Financial Advisory	84	94	103	104	96	101	99	95	98
Corporate Finance Consulting	19	25	28	29	25	30	30	31	30
Investment Banking	30	32	33	34	32	36	39	40	38
	133	151	164	167	153	167	168	166	166

End of Period Managing Directors
Financial Advisory	84	98	105	105		101	96	93
Corporate Finance Consulting	21	26	29	28		30	31	29
Investment Banking	30	33	34	35		38	38	40
	135	157	168	168		169	165	162

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(In thousands, except headcount data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008
Financial Advisory
Revenues (excluding reimbursables)	$57,634	$65,022	$176,431	$191,919
Segment operating income	$8,855	$8,717	$29,543	$29,627
Segment operating income margin	15.4%	13.4%	16.7%	15.4%

Corporate Finance Consulting
Revenues (excluding reimbursables)	$17,445	$15,211	$47,039	$43,036
Segment operating income	$5,389	$3,080	$11,819	$9,741
Segment operating income margin	30.9%	20.2%	25.1%	22.6%

Investment Banking
Revenues (excluding reimbursables)	$18,161	$16,081	$49,088	$52,313
Segment operating income	$2,364	$3,994	$7,195	$13,516
Segment operating income margin	13.0%	24.8%	14.7%	25.8%

Total
Revenues (excluding reimbursables)	$93,240	$96,314	$272,558	$287,268

Segment operating income	$16,608	$15,791	$48,557	$52,884
Net client reimbursable expenses	(74)	(32)	(63)	20
Equity-based compensation from Legacy Units and IPO Options	(3,229)	(8,705)	(10,963)	(21,021)
Depreciation and amortization	(2,594)	(2,446)	(7,712)	(6,903)
Acquisition retention expenses	-	(206)	-	(782)
Operating income	$10,711	$4,402	$29,819	$24,198

Average Client Service Professionals
Financial Advisory	642	701	668	680
Corporate Finance Consulting	133	137	133	125
Investment Banking	130	125	134	115
Total	905	963	935	920

End of Period Client Service Professionals
Financial Advisory	641	722	641	722
Corporate Finance Consulting	131	142	131	142
Investment Banking	130	129	130	129
Total	902	993	902	993

Revenue per Client Service Professional
Financial Advisory	$90	$93	$264	$282
Corporate Finance Consulting	$131	$111	$354	$344
Investment Banking	$140	$129	$366	$455
Total	$103	$100	$292	$312

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT – CONTINUED
(In thousands, except rate-per-hour and headcount data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008
Utilization(1)
Financial Advisory	62.4%	62.7%	64.0%	63.2%
Corporate Finance Consulting	70.0%	54.6%	62.0%	59.0%

Rate-Per-Hour(2)
Financial Advisory	$336	$334	$322	$341
Corporate Finance Consulting	$402	$431	$407	$395

Revenues (excluding reimbursables)
Financial Advisory	$57,634	$65,022	$176,431	$191,919
Corporate Finance Consulting	17,445	15,211	47,039	43,036
Investment Banking	18,161	16,081	49,088	52,313
Total	$93,240	$96,314	$272,558	$287,268

Average Number of Managing Directors
Financial Advisory	95	103	98	94
Corporate Finance Consulting	31	28	30	24
Investment Banking	40	33	38	32
Total	166	164	166	150

End of Period Managing Directors
Financial Advisory	93	105	93	105
Corporate Finance Consulting	29	29	29	29
Investment Banking	40	34	40	34
Total	162	168	162	168

Revenue per Managing Director
Financial Advisory	$607	$631	$1,800	$2,042
Corporate Finance Consulting	$563	$543	$1,568	$1,793
Investment Banking	$454	$487	$1,292	$1,635
Total	$562	$587	$1,642	$1,915

(1)
The utilization rate for any given period is calculated by dividing the number of hours incurred by client service professionals who worked on client assignments (including internal projects for the Company) during the period by the total available working hours for all of such client service professionals during the same period, assuming a 40 hour work week, less paid holidays and vacation days. Financial Advisory utilization excludes approximately 60 client service professionals associated with Rash & Associates, L.P. (“Rash”), a wholly-owned subsidiary of the Company, due to the nature of the work performed.

(2)
Average billing rate-per-hour is calculated by dividing applicable revenues for the period by the number of hours worked on client assignments (including internal projects for the Company) during the same period. Financial Advisory revenues used to calculate rate-per-hour exclude approximately $2,743 and $2,975 of revenues associated with Rash in the three months ended September 30, 2009 and 2008, respectively, and $7,065 and $6,914 of revenues associated with Rash in the nine months ended September 30, 2009 and 2008, respectively.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts)

	September 30,	December 31,
	2009	2008
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$84,196	$81,381
Restricted cash	689	-
Accounts receivable, net	62,340	55,876
Unbilled services	26,949	17,938
Prepaid expenses and other current assets	5,996	6,599
Net deferred income taxes, current	3,191	4,304
Total current assets	183,361	166,098

Property and equipment, net	28,266	28,350
Goodwill	117,012	116,456
Intangible assets, net	28,812	32,197
Other assets	2,758	3,541
Investments related to deferred compensation plan (Note 10)	16,368	7,946
Net deferred income taxes, non-current	91,633	61,609
Total non-current assets	284,849	250,099
Total assets	$468,210	$416,197

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$4,250	$3,692
Accrued expenses	7,944	4,424
Accrued compensation and benefits	21,315	39,282
Accrued benefits related to deferred compensation plan (Note 10)	17,167	8,479
Deferred revenue	4,499	3,280
Equity-based compensation liability	441	1,115
Current portion of long-term debt (Note 8)	-	794
Current portion due to non-controlling unitholders	3,148	3,148
Total current liabilities	58,764	64,214

Long-term debt, less current portion (Note 8)	-	42,178
Other long-term liabilities	15,916	16,715
Due to non-controlling unitholders, less current portion	88,879	55,331
Total non-current liabilities	104,795	114,224
Total liabilities	163,559	178,438

Commitments and contingencies (Note 11)

Stockholders' equity
Preferred stock (50,000 shares authorized; zero issued and outstanding)	-	-
Class A common stock, par value $0.01 per share (100,000 shares authorized; 23,984 and 14,719shares issued and outstanding at September 30, 2009 and December 31, 2008, respectively)	240	147
Class B common stock, par value $0.0001 per share (50,000 shares authorized; 16,244 and 20,889shares issued and outstanding at September 30, 2009 and December 31, 2008, respectively)	2	2
Additional paid-in capital	176,904	100,985
Accumulated other comprehensive income	1,048	122
Retained earnings/(accumulated deficit)	3,446	(1,127)
Total stockholders' equity of Duff & Phelps Corporation	181,640	100,129
Noncontrolling interest	123,011	137,630
Total stockholders' equity	304,651	237,759
Total liabilities and stockholders' equity	$468,210	$416,197

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands) (Unaudited)

	Nine Months Ended
	September 30,	September 30,
	2009	2008
Cash flows from operating activities:
Net income	$19,368	$16,032

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,712	6,903
Equity-based compensation	19,205	25,345
Bad debt expense	1,698	1,251
Net deferred income taxes	4,637	8,575
Loss on early extinguishment of debt	1,674	-
Other	(582)	1,163
Changes in assets and liabilities providing/(using) cash:
Accounts receivable	(8,065)	(12,168)
Unbilled services	(9,012)	(2,216)
Prepaid expenses and other current assets	973	63
Other assets	(2,396)	1,542
Accounts payable and accrued expenses	4,668	(2,070)
Accrued compensation and benefits	(10,019)	(29,998)
Deferred revenues	1,219	(3,004)
Other liabilities	(1,399)	690
Due to noncontrolling unitholders	-	(3,092)
Net cash provided by operating activities	29,681	9,016

Cash flows from investing activities:
Purchase of property and equipment	(4,744)	(8,093)
Business acquisitions, net of cash acquired	(61)	(16,427)
Purchase of investments for deferred compensation plan	(6,409)	(9,991)
Proceeds from sale of investments in deferred compensation plan	-	1,692
Net cash used in investing activities	(11,214)	(32,819)

Cash flows from financing activities:
Net proceeds from sale of Class A common stock	111,808	-
Proceeds from exercises of IPO Options	456	-
Redemption of noncontrolling unitholders	(67,112)	-
Repayments of debt	(42,763)	(595)
Distributions and other payments to noncontrolling unitholders	(15,510)	(7,888)
Increase in restricted cash	(689)	-
Dividends	(2,394)	-
Repurchases of Class A common stock	(821)	-
Fees associated with early extinguishment of debt	(63)	-
Net cash used in financing activities	(17,088)	(8,483)

Effect of exchange rate on cash and cash equivalents	1,436	(853)

Net increase/(decrease) in cash and cash equivalents	2,815	(33,139)
Cash and cash equivalents at beginning of period	81,381	90,243
Cash and cash equivalents at end of period	$84,196	$57,104

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended September 30, 2009
	As			Adjusted
	Reported	Adjustments		Pro Forma
Revenues	$93,240	$-		$93,240
Reimbursable expenses	3,394	-		3,394
Total revenues	96,634	-		96,634
Direct client service costs
Compensation and benefits	52,287	(2,124	)(a)	50,163
Other direct client service costs	2,954	-		2,954
Reimbursable expenses	3,468	-		3,468
	58,709	(2,124)		56,585
Operating expenses
Selling, general and administrative	24,620	(1,105	)(a)	23,515
Depreciation and amortization	2,594	-		2,594
	27,214	(1,105)		26,109
Operating income	10,711	3,229		13,940

Other expense/(income)
Interest income	(17)	-		(17)
Interest expense	91	-		91
Other expense	50	-		50
	124	-		124
Income before income taxes	10,587	3,229		13,816
Provision for income taxes	2,999	2,458	(b)	5,457
Net income	7,588	771		8,359
Less: Net income attributable to the noncontrolling interest	4,136	(4,136	)(c)	-
Net income attributable to Duff & Phelps Corporation	$3,452	$4,907		$8,359

Pro forma fully exchanged, fully diluted shares outstanding			(d)	38,694

Adjusted pro forma net income per fully exchanged, fully diluted shares outstanding				$0.22

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(b)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.8% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  For the quarter ended September 30, 2009, the pro forma tax rate of 39.5% reflects a true-up adjustment relating to the six months ended June 30, 2009.  Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(c)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(d)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs for the quarter ended September 30, 2009. The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended September 30, 2008
	As			Adjusted
	Reported	Adjustments		Pro Forma
Revenues	$96,314	$-		$96,314
Reimbursable expenses	2,781	-		2,781
Total revenues	99,095	-		99,095
Direct client service costs
Compensation and benefits	57,280	(6,585	)(a)	50,695
Other direct client service costs	2,410	-		2,410
Acquisition retention expenses	206	(206	)(b)	-
Reimbursable expenses	2,813	-		2,813
	62,709	(6,791)		55,918
Operating expenses
Selling, general and administrative	29,538	(2,120	)(a)	27,418
Depreciation and amortization	2,446	-		2,446
	31,984	(2,120)		29,864
Operating income	4,402	8,911		13,313

Other expense/(income)
Interest income	(90)	-		(90)
Interest expense	847	-		847
Other expense	(21)	-		(21)
	736	-		736
Income before income taxes	3,666	8,911		12,577
Provision for income taxes	1,348	3,809	(c)	5,157
Net income	2,318	5,102		7,420
Less: Net income attributable to the noncontrolling interest	2,165	(2,165	)(d)	-
Net income attributable to Duff & Phelps Corporation	$153	$7,267		$7,420

Pro forma fully exchanged, fully diluted shares outstanding			(e)	34,357

Adjusted pro forma net income per fully exchanged, fully diluted shares outstanding				$0.22

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(b)	Represents elimination of expense associated with deferred payments made in connection with the acquisition of Standard & Poor’s Corporate Value Consulting business in September 2005.
(c)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 41.0% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(d)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(e)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs for the quarter ended September 30, 2008.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Nine Months Ended September 30, 2009
	As			Adjusted
	Reported	Adjustments		Pro Forma
Revenues	$272,558	$-		$272,558
Reimbursable expenses	8,057	-		8,057
Total revenues	280,615	-		280,615
Direct client service costs
Compensation and benefits	155,115	(8,004	)(a)	147,111
Other direct client service costs	5,801	-		5,801
Reimbursable expenses	8,120	-		8,120
	169,036	(8,004)		161,032
Operating expenses
Selling, general and administrative	74,048	(2,959	)(a)	71,089
Depreciation and amortization	7,712	-		7,712
	81,760	(2,959)		78,801
Operating income	29,819	10,963		40,782

Other expense/(income)
Interest income	(34)	-		(34)
Interest expense	1,079	-		1,079
Loss on early extinguishment of debt	1,737	(1,737	)(b)	-
Other expense	137	-		137
	2,919	(1,737)		1,182
Income before income taxes	26,900	12,700		39,600
Provision for income taxes	7,532	8,625	(c)	16,157
Net income	19,368	4,075		23,443
Less: Net income attributable to the noncontrolling interest	12,417	(12,417	)(d)	-
Net income attributable to Duff & Phelps Corporation	$6,951	$16,492		$23,443

Pro forma fully exchanged, fully diluted shares outstanding			(e)	36,781

Adjusted pro forma net income per fully exchanged, fully diluted shares outstanding				$0.64

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(b)	Represents a non-recurring charge from the repayment and subsequent termination of our credit agreement.
(c)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.8% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  The pro forma tax rate has declined from prior levels as a result of true-up adjustments.  Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(d)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(e)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs for the nine months ended September 30, 2009. The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Nine Months Ended September 30, 2008
	As			Adjusted
	Reported	Adjustments		Pro Forma
Revenues	$287,268	$-		$287,268
Reimbursable expenses	7,946	-		7,946
Total revenues	295,214	-		295,214
Direct client service costs
Compensation and benefits	166,276	(15,091	)(a)	151,185
Other direct client service costs	5,828	-		5,828
Acquisition retention expenses	782	(782	)(b)	-
Reimbursable expenses	7,926	-		7,926
	180,812	(15,873)		164,939
Operating expenses
Selling, general and administrative	83,301	(5,930	)(a)	77,371
Depreciation and amortization	6,903	-		6,903
	90,204	(5,930)		84,274
Operating income	24,198	21,803		46,001

Other expense/(income)
Interest income	(654)	-		(654)
Interest expense	2,569	-		2,569
Other expense	(92)	-		(92)
	1,823	-		1,823
Income before income taxes	22,375	21,803		44,178
Provision for income taxes	6,343	11,770	(c)	18,113
Net income	16,032	10,033		26,065
Less: Net income attributable to the noncontrolling interest	13,204	(13,204	)(d)	-
Net income attributable to Duff & Phelps Corporation	$2,828	$23,237		$26,065

Pro forma fully exchanged, fully diluted shares outstanding			(e)	34,090

Adjusted pro forma net income per fully exchanged, fully diluted shares outstanding				$0.76

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(b)	Represents elimination of expense associated with deferred payments made in connection with the acquisition of Standard & Poor’s Corporate Value Consulting business in September 2005.
(c)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 41.0% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(d)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(e)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs for the nine months ended September 30, 2008. The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

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